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                                                                   EXHIBIT 23(f)

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated January 27, 1995 relating to Orange Savings Bank included in the Current Report on Form 8-K of CFX Corporation filed on December 12, 1997, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus/Joint Proxy Statement.

                                          DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 31, 1997